INTEREST AND OTHER FINANCE COSTS	12 Months Ended
Dec. 31, 2017
INTEREST AND OTHER FINANCE COSTS
INTEREST AND OTHER FINANCE COSTS

4 INTEREST AND OTHER FINANCE COSTS

4.1 Interest income/(expense)

	2017	2016	2015
	$ million	$ million	$ million
Interest income	6	6	11
Interest expense:
Bank borrowings	(11)	(9)	(9)
Private placement notes	(38)	(37)	(37)
Other	(8)	(6)	(3)
	(57)	(52)	(49)
Net interest expense	(51)	(46)	(38)

4.2 Other finance costs

		2017	2016	2015
	Notes	$ million	$ million	$ million
Retirement benefit net interest expense	18	(5)	(7)	(11)
Unwinding of discount		(5)	(9)	(3)
Other		–	–	(1)
Other finance costs		(10)	(16)	(15)

Foreign exchange gains or losses arose primarily on the translation of intercompany and third party borrowings and amounted to a net $25m loss in 2017 (2016: net $22m gain, 2015: net $11m gain). These amounts were matched by the fair value gains or losses on currency swaps held to manage this currency risk.